SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 6, 2003
(Date of earliest event reported)

UNIONBANCAL CORPORATION
(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	001-15081 (Commission File Number)	94-1234979 (I.R.S. Employer Identification Number)

400 California Street San Francisco, CA (Address of principal executive offices)	94104-1302 (Zip Code)

415-765-2969

(Registrant’s telephone number,

including area code)

ITEM 5.  OTHER EVENTS.

In connection with Registration Statement No. 333-03040, UnionBanCal Corporation hereby files the exhibits enumerated in Item 7, below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed as part of this report:

EXHIBIT NO.	DESCRIPTION

5	Opinion of Pillsbury Winthrop LLP

23	Consent of Pillsbury Winthrop LLP (included within Exhibit 5)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 6, 2003

UNIONBANCAL CORPORATION

By	/s/ David I. Matson
David I. Matson
Chief Financial Officer
(Duly Authorized Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

5	Opinion of Pillsbury Winthrop LLP

23	Consent of Pillsbury Winthrop LLP (included within Exhibit 5)